Rule 482 Ad
Filed Pursuant to Rule 497(a)
1933 Act File No. 033-16812
1940 Act File No. 811-05308

Perritt
[Logo Omitted]

MicroCap Opportunities Fund

Symbol: PRCGX	800-331-8936	www.PerrittCap.com

Investment Objectives

Perritt MicroCap Opportunities Fund seeks to provide investors with long term capital appreciation by taking advantage of the small firm effect. This “effect” is the tendency of the common stocks of small companies to outperform the common stocks of large companies at equivalent levels of investment risk.

Investment Strategy

The fund seeks to build a diversified investment portfolio of 100-150 value-priced, aggressive growth and special situation micro-cap companies. These companies at the time of purchase have a market capitalization of $400 million or less. The fund managers believe these micro-cap companies offer potential for long term capital appreciation based on superior or niche products or services, favorable operating characteristics, superior management and/or other exceptional factors.

Fund Managers

Michael Corbett and Dr. Gerald W. Perritt share the portfolio management duties of the Fund. For more than three decades, Dr. Gerald W. Perritt has been guiding investors — as a college professor, the first director of the American Association of Individual Investors, a former publisher of two leading investment newsletters, a former columnist for Forbes magazine, a mutual fund portfolio manager, and as President of Perritt Capital Management, Inc., which he established in 1987. Michael Corbett is Vice President of Perritt Capital Management. Michael began his tenure with Perritt Capital in 1990 as a research analyst. He assumed portfolio management responsibilities in 1996 and now oversees all portfolios with Dr. Gerald Perritt, the firm’s founder. In late 1999, Mr. Corbett became President and lead-manager of the firm’s mutual fund, the Perritt MicroCap Opportunities Fund. A graduate of DePaul University, Mr. Corbett has been a contributing author to several investment books and newsletters, including The Mutual Fund Encyclopedia, Small Stocks, Big Profits, Investment Horizons and The Mutual Fund Letter.

Investment Process

The investment selection process begins with it data base of more than 10,000 publicly traded companies. This data base is reduced to approximately 5,000 firms with equity market values of between $50 million and $400 million.

The list of companies is further reduced to those that have demonstrated above-average growth in revenues and/or earnings, those that possess a relatively low level of long-term debt, companies with a significant percentage of their shares owned by company management, and those that possess reasonable price-to-sales ratios and price-earnings ratios relative to their long-term growth prospects. On occasion management will review special investment situations, such as companies that possess valuable patents, are undergoing restructuring and companies involved in large share repurchase programs.

All potential investments that survive this analysis are subjected to a proprietary nine factor examination of their current and historical financial statements. The list of potential investments is reduced to those with above-average scores on this financial test.

The resulting list of equities is then subjected to rigorous analysis, which may include company visits, discussions with operating management, and discussions with large shareholders. Eventual selections are those that management believes have above-average return potential and reasonable valuations.

Fund Information

Assets: $346 million

Inception: April 1988

Share Price: $29.44

Style Category: Micro-Cap Blend

Bench Mark: Russell 2000 Index

Expense Ratio: 1.25% @ 10/31/04

Sales Charges: None

Redemption Fee: 2% within 3 months

Initial Investment: $1000, $250 IRA

Symbol/Cusip: PRCGX / 714401106

Phone: 800-331-8936 / 312-669-1650

Contact: Mark L. Oberrotman

E-mail: mark@perrittcap.com

Data on this page as of July 31, 2005, unless otherwise noted

Annualized Total Returns as of July 31, 2005

	Perritt Micro Cap	Russell 2000 Index	S&P 500
1 Year	26.5%	24.8%	13.6%
3 Year	29.7	21.6	12.5
5 Year	19.7	7.7	-1.7
10 Year	15.0	10.0	9.6

Calendar Year Total Returns

2004	17.1%	2001	34.5%	1998	-4.3%
2003	63.5	2000	6.2	1997	22.1
2002	0.5	1999	-8.2	1996	18.0

Portfolio Characteristics

	Perritt MicroCap	Russell 2000 Index
Median Market Cap	$220 mil.	$514 mil.
Median P/E	21.7	20.8
Median Price to Book	2.2	2.4
Number of Holdings	161	2000

Fund Availability

401K Company	LPL Financial
ADP Clearing	Mack Investments
Ameritrade	Matrix Bancorp
Ameritrade NTF	MSCS Financial Services
AST Trust Company	McDonald Investments
Bear Stearns	Mesirow Financial
Bisys Retirement Svc	Mid Atlantic Capital
CAN Trust	Money Concepts
Ceridian	Northern Trust
Circle Trust	Penson Financial
CSFB	Pershing
E Trade	PFPC
Emmett Larkin	Ross Sinclaire
Edgewood Securities	Rothschild Investment
Fidelity	Charles Schwab
First Trust/Datalynx	Scottrade
Fiserv Securities	Shareholder Service Group
GWN Securities	State Street Bank
H & R Block	Stockcross
Hefren-Tillotson	SunGard Financial
ING Advisors Network	TCA
JP Morgan - Brown/Co	TCF Investments
JP Morgan Retirement Plan Svc	TD Waterhouse
Kalos Capital	Union Bank of California
Lazard Fereres	Wedbush Morgan
Legent Clearing	Wells Fargo Investments
Wilmington Trust

Modern Portfolio Theory Statistics

Beta	0.90
R-Squared	0.26
Standard Deviation	16.9%
Alpha	10.9%

Portfolio Composition

U.S. Equities	84.9%
Cash	15.1%

Largest Sectors

Business Services	20%
Technology	15
Consumer Products/Services	13
Healthcare	11
Industrials	10
Energy	7
Financials	4
Transportation	3

Largest Holdings

Newpark Resources Inc. (NR)	2.1%
Flanders Corporation (FLDR)	1.7
Greg Manning Auctions, Inc. (GMAI)	1.5
Barrett Business Services, Inc. (BBSI)	1.3
Rimage (RIMG)	1.2
Keystone Automotive (KEYS)	1.2
Click Commerce (CKCA)	1.1
Medical Action (MDCI)	1.1
Baker, Michael Corporation (BLER)	1.1
Vaalco Energy (EGY)	1.1

The Russell 2000 Index consists of the smallest 2000 companies in a group of 3000 companies in the Russell 3000 as ranked by market cap. The S&P 500 is an unmanaged broad based universe of 500 stocks which is widely recognized as the US equity market. Indexes do not incur expenses and are not available for direct investment.

Periods of less than one year are not annualized. Periods longer than one year are annualized. Net Asset Value (NAV) is the Fund's value per share. Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Unusual short-term performance cannot be sustained indefinitely, and investors are advised to review short-, intermediate-, and long-term returns when evaluating performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total return figures include the reimbursement of dividends and capital gains.

References to specific securities are subject to change and are not recommendations to buy or sell these securities. Mutual fund investing involves risk. Principal loss is possible. You should carefully consider the Fund's investment objectives, risks, charges and expenses before investing in it. The Fund's prospectus contains this and other important information about the Fund. For more information about the Fund, please call 1-800-331-8936 to receive a free copy of the Fund's prospectus. Please read the prospectus carefully before investing.

Data on this page as of July 31, 2005, unless otherwise noted

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